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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 15, 1997

                 Science Applications International Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-12771                                         95-3630868
(Commission File Number)                    (I.R.S. Employer Identification No.)

                  10260 Campus Point Drive, San Diego, CA 92121
               (Address of Principal Executive Offices) (Zip Code)

                                 (619) 546-6000
              (Registrant's Telephone Number, Including Area Code)



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                                    FORM 8-K

Item 5. Other Events.

        On October 10, 1997 the Board of Directors established the price of the Class A Common Stock of the Registrant at $34.78. Pursuant to the Registrant's Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to five times the price of the Class A Common Stock.

        The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula. The following table sets forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value.


                                                                           "W" or           Price          Price
                                 "E" or       "W1" or                     Weighted        Per Share      Per Share
                     Market   Stockholders    Shares        "P" or       Avg. Shares      of Class A    of Class B
    Date             Factor    Equity(1)   Outstanding(2)  Earnings(3)  Outstanding(4)   Common Stock  Common Stock
    ----             ------    ---------   --------------  -----------  --------------   ------------  -----------
October 11, 1996..    2.10    482,172,000    51,418,186    58,657,000     51,830,619        $22.83       $114.15
January 10, 1997..    2.40    507,235,000    52,094,779    62,098,000     52,003,218        $25.96       $129.80
April 11, 1997....    2.40    527,459,000    52,682,394    63,680,000     52,308,789        $26.55       $132.75
July 11, 1997.....    2.70    559,284,000    53,556,198    67,459,000     52,695,291        $30.01       $150.05
October 10, 1997..    3.20    583,211,000    54,369,492    70,701,000     53,229,203        $34.78       $173.90

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(1) "E" or Stockholders Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2) "W1" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of that fiscal quarter.

(3) "P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4) "W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing primary earnings per share.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                            SCIENCE APPLICATIONS
                                        INTERNATIONAL CORPORATION



Date:  October 15, 1997                 By:   /s/ Douglas E. Scott
                                            -------------------------------
                                              Douglas E. Scott
                                        Its:  Senior Vice President
                                              and General Counsel